SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant               [X]

Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[X]       Preliminary Proxy Statement     [  ] Confidential, for Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
[   ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            XCL LTD.
        (Name of Registrant as Specified in Its Charter)

                               N/A
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-
        6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:

                        PRELIMINARY COPY

                            XCL LTD.


DEAR SHAREHOLDER:

      You are cordially invited to attend the Annual Meeting of Shareholders of XCL Ltd. to be held at 10:00 a.m., Central Daylight Savings Time, on Tuesday, June 30, 1998, in The Monterey Room of the Hyatt Regency Houston at George Bush Intercontinental Airport, 15747 JFK Boulevard, Houston, Texas 77032.

      The attached materials include the Notice of Annual Meeting of Shareholders and the Proxy Statement, which contains information concerning the meeting, the nominees for election as members of the Board of Directors; a proposal to amend the Company's Amended and Restated Certificate of Incorporation to
(A) eliminate the requirement for (i) Common Stockholders to vote on amendments affecting the currently outstanding shares of Serial Preferred Stock and (ii) stockholders to ratify Bylaw amendments adopted by the Board, and (B) to require the approval of at least a majority of the outstanding shares of Amended Series A Preferred Stock for the creation of a class of Preferred Stock equal in preference to the Amended Series A Preferred Stock; a proposal to ratify the Board's amendments of the Company's Bylaws (i) to change the month in which the Company's Annual Meeting of Shareholders is scheduled and (ii) to eliminate the requirement for stockholders to ratify Bylaw amendments adopted by the Board, and any other relevant matters.

      Management will report on the Company's activities during the last fiscal year and future plans and prospects of the Company, and shareholders will have an opportunity to ask questions about its operations and prospects.

      Shareholder interest in the affairs of the Company is welcomed and encouraged, and it is requested that you please complete, sign, date, and promptly return your proxy in the enclosed envelope. Such action will not limit your right to vote in person if you attend the meeting in person, but will assure your representation if you cannot attend.

                              Sincerely,



                              MARSDEN W. MILLER, JR.
                              Chairman of the Board
                              and Chief Executive Officer

May [*], 1998

                            XCL LTD.
                    (a Delaware corporation)

                 110 Rue Jean Lafitte, 2nd Floor
                   Lafayette, Louisiana  70508

                    NOTICE OF ANNUAL MEETING
                         OF SHAREHOLDERS

                   To Be Held On June 30, 1998

TO OUR SHAREHOLDERS:

      The Annual Meeting of Shareholders (the "Meeting") of XCL Ltd. (the "Company") will be held in The Monterey Room of the Hyatt Regency Houston at George Bush Intercontinental Airport, located at 15747 JFK Boulevard, Houston, Texas, on June 30, 1998 at 10:00 a.m., Central Daylight Savings Time, to consider and take action on the following matters:

     1. The election of three Class II directors for three-year terms, each to hold office until the 2001 Annual
          Meeting of Shareholders and until a successor shall have been elected and shall have qualified;

     2. To adopt amendments to the Company's Amended and Restated Certificate of Incorporation (A) to eliminate the requirement for (i) holders of Common Stock to vote on amendments affecting outstanding Preferred Stock and
          (ii) stockholders to ratify Bylaw amendments adopted by the Board of Directors and (B) to require the approval of at least a majority of the outstanding shares of Amended Series A Preferred Stock for the creation of a class of Preferred Stock equal in preference to the Amended Series A Preferred Stock;

     3. To ratify the Board's amendments of the Company's Amended and Restated Bylaws (i) to change the month in which the Company holds its Annual Meeting of Shareholders from May to June and (ii) to eliminate the requirement for stockholders ratification of Bylaw amendments adopted by the Board; and

     4. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

      Only shareholders of record at the close of business on Monday, May 18, 1998 are entitled to notice of and to vote at the Meeting.

      YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS,




                              LISHA C. FALK
                              Secretary
May [*], 1998

      This document is important and requires your immediate attention. If you are in any doubt as to the action you should take, you should consult your stockbroker, bank manager, solicitor, accountant or other professional advisor immediately.

      If you have sold all of your shares of XCL Ltd. after May 18, 1998, the record date of the Meeting, you should hand this document and accompanying form of proxy to the purchaser or to the agent through whom the sale was effected for transmission to the purchaser.

                            XCL LTD.
(Incorporated with limited liability in the United States of America under the laws of the State of Delaware)

                          May [*], 1998



Directors:                                  Principal Executive Office:
---------                                   --------------------------
M.W. Miller, Jr.* (Chairman of the Board    110 Rue Jean Lafitte, 2nd Floor
   and Chief Executive Officer)             Lafayette, Louisiana 70508
J.T. Chandler*                              USA
Benjamin B. Blanchet *
R. Thomas Fetters, Jr.*
F. Hofheinz*
A.W. Hummel, Jr.*
M. Palliser
F.J. Reinhardt, Jr.*
P.F. Ross

* U.S. Citizen

                         PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF SHAREHOLDERS


Solicitation and Voting of Proxies
----------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of XCL Ltd. (the "Company") to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held in The Monterey Room of the Hyatt Regency Houston at George Bush Intercontinental Airport, located at 15747 JFK Boulevard, Houston, Texas, on Tuesday, June 30, 1998, at 10:00 a.m., Central Daylight Savings Time, and at any adjournment thereof. The approximate date on which this Proxy Statement and the enclosed form of proxies are first being sent or given to shareholders of record is May [*], 1998.

      The Board of Directors of the Company has fixed the close of business on May 18, 1998 as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On May 18, 1998, there were outstanding: 22,926,333 shares of common stock, $.01 par value ("Common Stock"), the holders of which will be entitled to cast one vote per share on each matter submitted to a vote at the Meeting; 1,177,159 shares of Amended Series A, Cumulative Convertible
Preferred Stock, $1.00 par value ("Amended Series A Preferred Stock"), the holders of which will be entitled to cast eleven (11) votes per share on each matter submitted to a vote at the Meeting; and 47,085 shares of Amended Series B, Cumulative Convertible Preferred Stock, $1.00 par value ("Amended Series B Preferred Stock"), the holders of which will be entitled to cast fifty (50) votes per share on each matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of issued and outstanding shares of capital stock entitled to cast an aggregate of 19,114,667 votes at the Meeting will constitute a quorum for the transaction of business.

       Proxies   in  the  accompanying  forms  which  are  properly
completed, signed, dated and returned to the Company and not revoked will be voted in accordance with instructions contained therein. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors. Accordingly, if no choice is specified, proxies will be voted "FOR" Proposals 1, 2 and 3 set forth in the accompanying forms of proxy.

      Shareholders have 3 choices as to their vote on Proposals 2 and 3 to be voted upon at the Meeting in addition to the election of directors. Shareholders may vote "FOR" such Proposal or vote "AGAINST" such Proposal or "ABSTAIN" from voting by checking the appropriate box. Abstentions and broker non-votes (matters of a non-routine nature as to which brokers holding shares in street name have received no instructions from their clients and, accordingly, do not vote) on Proposal 2 will have the effect of a negative vote since the amendment of the Certificate of Incorporation requires the affirmative vote of holders of a majority of the outstanding shares of voting capital stock entitled to vote on the matter. Abstentions will be counted in the tabulations of votes and broker non-votes will not be counted for the purposes of determining whether Proposal 3 has been approved since this proposal requires the approval of a majority of the votes entitled to be cast by the shares of voting capital stock present at the Meeting, in person or by proxy, and entitled to vote on the matters. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Board of Directors hopes that shareholders will exercise their right to vote rather than abstaining from voting. It is necessary that proxies be signed, dated and returned for all such shares to be voted at the Meeting.

     Each shareholder who executes the enclosed proxy may revoke it at any time prior to its being exercised by delivering written notice to the Secretary of the Company. Mere attendance at the Meeting will not revoke the proxy, but a shareholder present at the Meeting, upon notice to the Secretary, may revoke such proxy and vote in person.

Expenses of Solicitation
------------------------

      The cost of soliciting proxies will be borne by the Company, including expenses incurred in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. The solicitations will be made in person and by mail. The Company will supply brokers or persons holding shares of record in their names or in the names of their nominees for other persons, as beneficial owners, with such additional copies of proxies and Proxy Statements as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will, upon request of such record holders, reimburse them for their reasonable expenses in mailing such materials.

       The Company has retained the services of ChaseMellon Shareholder Services to solicit proxies on behalf of the Company. Services to be performed under the engagement will include consultation with respect to planning and organizing the Meeting, search and distribution of materials, and solicitation of proxies from brokers, banks, nominees and other holders. The fee for this solicitation service is estimated to be approximately $6,500.00, depending upon the services performed by the soliciting agent and will be paid by the Company, as well as reimbursement of out-of-pocket expenses.

      Further, certain directors, officers and employees of the Company and its financial advisors, not especially employed for this purpose, may solicit proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.

Security Ownership of Management
--------------------------------

      The following table sets forth information concerning the shares of the Company's Common Stock owned beneficially by each director and nominee for director of the Company and all directors and officers as a group as of May 1, 1998. As of that date there were issued and outstanding 22,926,333 shares of Common Stock issued and outstanding and 1,177,159 shares of Amended Series A Preferred Stock and 47,085 shares of Amended Series B Preferred Stock. No member of management currently owns directly or beneficially any shares of Amended Series B Preferred Stock. The mailing address for all such individuals is XCL Ltd., 110 Rue Jean Lafitte, 2nd Floor, Lafayette, Louisiana 70508.

                                       Common Stock          Amended Series A Preferred Stock
                            -------------------------------  --------------------------------
                                    Number          Percent        Number      Percent
Name of Beneficial Owner           of Shares        of Class      of Shares    of Class
------------------------           ---------        --------      ---------    ---------
Marsden W. Miller, Jr.      1,665,713 (1)(2)(3)(4)    7.11           --          --

John T. Chandler              554,940 (1)(2)(3)(4)    2.40        20,950 (2)    0.02

Benjamin B. Blanchet              200 (5)              --            --          --

Fred Hofheinz                   6,666 (3)             0.03           --          --

Arthur W. Hummel, Jr.           6,666 (3)             0.03           --          --

Sir Michael Palliser            6,666 (3)             0.03           --          --

Francis J. Reinhardt, Jr.      40,798 (3)(6)          0.18           --          --

R. Thomas Fetters, Jr.         62,699 (4)             0.27           --          --

Peter F. Ross                     --                   --            --          --

All directors and officers
of the Company as a group
(16 persons)                2,484,064 (3)(4)         10.83         20,950 (2)   0.02

_______________

(1) Includes 13,333 shares which are subject to an option granted under agreement dated October 1, 1985 in favor of John T. Chandler. Such shares are also included in Mr. Chandler's holding inasmuch as the option is presently exercisable. For purposes of the total holdings of the group, the shares are included solely in Mr. Miller's share holdings.
(2) Includes shares of restricted stock awarded to Messrs. Miller and Chandler which are subject to certain forfeiture provisions.
(3) Includes shares of Common Stock which may be acquired pursuant to options which are exercisable within 60 days.
(4) Includes shares of Common Stock which may be acquired pursuant to stock purchase warrants exercisable within 60 days.
(5) Represents shares of Common Stock owned by Mr. Blanchet's children. Mr. Blanchet disclaims beneficial ownership of these shares.
(6) Includes 6,666 shares of Common Stock owned by Carl H. Pforzheimer & Co. of which Mr. Reinhardt is a general partner and 13,333 shares owned by Petroleum and Trading Corporation of which Mr. Reinhardt is an officer and director. Mr. Reinhardt disclaims beneficial ownership of the shares owned by Petroleum and Trading Corporation.

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

     The following table sets forth as of March 31, 1998, the individuals or entities known to the Company to own more than 5 percent of the Company's outstanding shares of voting securities. As of that date there were issued and outstanding 22,926,333 shares of Common Stock; 1,129,453 shares of Amended Series A Preferred Stock; and 47,085 shares of Amended Series B Preferred Stock. Except as otherwise indicated, all shares are owned both of record and beneficially.

                                                            Amended Series A         Amended Series B
                                   Common Stock (1)        Preferred Stock(2)       Preferred Stock (3)
                                ---------------------     --------------------     --------------------
Name and Address                Number of     Percent     Number of    Percent     Number of   Percent
of Beneficial Owner               Shares     of Class      Shares     of Class      Shares     of Class
-------------------             ---------    --------     ---------   --------     ---------   --------
Cumberland Associates
1114 Avenue of the Americas
New York, New York  10036      2,900,228 (4)     11.28     214,909       19.03       --        --

KAIM Non-Traditional, L.P.
1800 Avenue of the Stars,
2nd Floor
Los Angeles, California 90026  4,858,366 (4)(5)  18.08     311,908 (6)    27.62     47,085    100

Mitch Leigh
29 West 57th Street
New York, New York  10019      1,487,341 (4)(7)   8.33        --            --       --        --

Marsden W. Miller, Jr.
110 Rue Jean Lafitte
2nd Floor
Lafayette, Louisiana 70508     1,665,713 (4)(8)   7.11        --            --       --        --

_______________
(1) This table includes shares of Common Stock issuable upon conversion of the shares of Amended Series A Preferred Stock. Each share of Amended Series A Preferred Stock is convertible into approximately 11 shares of Common Stock.

(2) The holders of Amended Series A Preferred Stock are entitled to cast the same number of votes as the shares of Common Stock then issuable upon conversion thereof (currently 11 votes) on any matter subject to the vote of Common Stockholders.

(3) Each share of Amended Series B Preferred Stock is convertible into approximately 26.3 shares of Common Stock, if the Common Stock issuable on conversion has not been registered under the Securities Act of 1933, as amended (the "Securities Act") and 21 shares of Common Stock, if the Common Stock issuable on conversion has been so registered, subject to adjustment, on or after August 31, 1998. Each share of Amended Series B Preferred Stock is entitled to 50 votes per share.

 (4)       Includes   shares  issuable  upon  the   exercise   of
     outstanding stock purchase warrants exercisable within the next 60 days.

 (5) Includes 16,874 shares owned by Richard A. Kayne, a director, CEO and President of Kayne Anderson Investment Management, Inc., the general partner of KAIM Non-
     Traditional, L.P. ("KAIM LP"). The shares over which Mr. Kayne has sole voting and dispositive power are held by him directly or by accounts for which he serves as trustee or custodian. The shares over which Mr. Kayne and KAIM LP have shared voting and dispositive power are held by accounts for which KAIM LP serves as investment adviser (and, in some cases as general partner). KAIM LP disclaims beneficial ownership of these shares, except to the extent that they are held by it or attributable to it by virtue of its general partner interests in certain limited partnerships holding such shares. Mr. Kayne disclaims beneficial ownership of the shares reported, except those shares attributable to him by virtue of his limited and general partner interests in such limited partnerships and by virtue of his indirect interest in the interest of KAIM LP in such limited partnerships.

(6) Includes 2,610 shares owned by Richard Kayne, a director, CEO and President of Kayne Anderson Investment Management, Inc., the general partner of KAIM LP. The shares over which Mr. Kayne has sole voting and dispositive power are held by him directly or by accounts for which he serves as trustee or custodian. The shares over which Mr. Kayne and KAIM LP have shared voting and dispositive power are held by accounts for which KAIM LP serves as investment adviser (and, in some cases as general partner). KAIM LP disclaims beneficial ownership of these shares, except to the extent that they are held by it or attributable to it by virtue of its general partner interests in certain limited partnerships holding such shares. Mr. Kayne disclaims beneficial ownership of the shares reported, except those shares attributable to him by virtue of his limited and general partner interests in such limited partnerships and by virtue of his indirect interest in the interest of KAIM LP in such limited partnerships.

(7) Includes 104,132 shares owned by Mr. Leigh's wife. Does not include shares and warrants held in custodial and trust accounts for Mr. Leigh's minor children, which Mr. Leigh does not control. Mr. Leigh disclaims beneficial ownership of all shares held by his wife and minor children.

(8)      Includes  shares  issuable upon the  exercise  of  stock
     options  exercisable within the next 60 days; and  1,000,000 shares of restricted stock subject to certain forfeiture provisions.


               PROPOSAL 1 - ELECTION OF DIRECTORS

Board of Directors and Committees
---------------------------------

      Under the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company, the Board of Directors is divided into three classes of directors serving staggered three-year terms, with one class of directors to be elected at each annual meeting of shareholders and to hold office until the end of their term and until their successors have been elected and qualified. The current Class I directors, whose terms of office expire at the Meeting are Messrs. Marsden W. Miller, Jr., R. Thomas Fetters, Jr. and Francis J. Reinhardt, Jr.; the current Class III directors whose terms of office expire at the Annual Meeting of Shareholders to be held in 1999 are Messrs. John T. Chandler, Fred Hofheinz and Peter F. Ross; and the current Class I directors, whose terms of office expire at the Annual Meeting of Shareholders to be held in 2000, are Messrs. Michael Palliser, Arthur W. Hummel, Jr., and Benjamin B. Blanchet.

     The Board held five meetings in 1997. The average attendance by directors at these meetings was 100 percent, and all directors attended 100 percent of the Board and Committee meetings they were scheduled to attend.

      Under Delaware law and the Bylaws, incumbent directors have the power to fill any vacancies on the Board of Directors, however occurring, whether by an increase in the number of directors, death, resignation, retirement, disqualification, removal from office or otherwise. Any director elected by the Board to fill a vacancy would hold office for the unexpired term of the director whose place has been filled; except that a director elected to fill a newly created directorship resulting from an increase in the number of directors, whether elected by the Board or shareholders, would hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until his successor is elected and qualified. If the size of the Board is increased, the additional directors would be apportioned among the three classes to make all classes as nearly equal as possible. On April 7, 1998, Mr. Ross was appointed by the Board as a Class III director.

      There are no arrangements or understandings with any directors pursuant to which he has been elected a director nor are there any family relationships among any directors or executive officers.

      The Company has an Executive Committee, whose 1997 members included Messrs. Miller, Chandler and Blanchet. The Committee met once during 1997 and, subject to certain statutory limitations on its authority, has all of the powers of the Board of Directors while the Board is not in session, except the power to declare dividends, make and alter Bylaws, fill vacancies on the Board or the Executive Committee, or change the membership of the Executive Committee. The Company also has a Compensation Committee whose present members are Messrs. Palliser, Hofheinz, Hummel and Reinhardt. The Compensation Committee met once in 1997. It is charged with the responsibility of administering and interpreting the Company's stock option plans; it also recommends to the Board the compensation of employee-directors, approves the compensation of other executives and recommends policies dealing with compensation and personnel engagements. The Company also has an Audit Committee whose present members are Messrs. Hofheinz, Hummel, Palliser and Reinhardt. The Audit Committee met once in 1997. It reviews with the independent auditors the general scope of audit coverage. Such review includes consideration of the Company's accounting practices, procedures and system of internal accounting controls. The Audit Committee also recommends to the Board the appointment of the Company's independent auditors engaged by the Company. The Company has no standing nominating committee, the functions customarily attributable to such committee being performed by the Board of Directors as a whole.

Nominees for Directors and Recommendation of the Board

      Messrs. Marsden W. Miller, Jr., R. Thomas Fetters, Jr. and Francis J. Reinhardt, Jr., have been nominated by the Board for election as Class II directors, to hold office for three-year terms expiring at the 2001 Annual Meeting of Shareholders, and in all cases until their successors are elected and qualified. Unless authority to vote for election of directors (or for one or all nominees) shall have been withheld in the manner provided in the accompanying proxies, the votes represented by such proxies will be cast for the election of the nominees set forth herein, or for one or more substitute nominees recommended by the Board of Directors in the event that, by reason of contingencies not presently known to the Board of Directors, one or all nominees should become unavailable for election. The affirmative vote of a plurality of the votes cast at the Meeting by shareholders present in person or by proxy, a quorum being present, is required for the election of such directors. The Board of Directors recommends that shareholders vote FOR the nominees for election as Class II directors.

Biographical Information
------------------------

      Set forth below is a brief biographical summary of the nominees for election as directors, each of whom presently serves as a director.

      MARSDEN W. MILLER, JR., fifty-six years old, Chairman, has been Chief Executive Officer and a director since the Company's incorporation in 1981. He has engaged in the independent domestic and international oil business since 1964 on an individual basis, as a stockholder and officer in several companies and as a practicing attorney. In addition to the U.S. and China, he has been involved in various aspects of the oil business in Southeast Asia, Africa, Europe, South America, several former Soviet Republics and Canada. Mr. Miller graduated from Louisiana State University in 1964.

      R.  THOMAS  FETTERS,  JR., fifty-eight  years  old,  is  an independent oil and gas consultant. He has over 25 years of exploration, production and management experience, both domestic and foreign. From 1995 to 1997 Mr. Fetters was Senior Vice President of Exploration of National Energy Group, Inc., Dallas, Texas, and from February 1990, until September 1995, he was Vice President of Exploration of XCL Ltd., and President of XCL-China Ltd. During 1989, until joining the Company, he served as
Chairman and Chief Executive Officer of Independent Energy Corporation. From 1984 to 1989, he served as President and Chief Executive Officer of CNG Producing Company in New Orleans, Louisiana, and from 1983 to 1984 as General Manager of the Planning and Technology Division of Consolidated Natural Gas Service Co. in Pittsburgh, Pennsylvania. From 1966 to 1983, he served in various positions, from Geologist to Exploration Manager, with several divisions of Exxon, primarily in the Gulf Coast region of the U.S. and internationally, in Malaysia and Australia. Mr. Fetters holds B.S. and M.S. degrees in geology from the University of Tennessee.

      FRANCIS J. REINHARDT, JR., sixty-eight years old, is a partner in the New York investment banking firm of Carl H. Pforzheimer & Co. Mr. Reinhardt has been a partner in the firm for over 30 years and has held various positions, specializing in independent oil and gas securities, mergers and acquisitions, placements participation and institutional sales since 1956. Mr. Reinhardt holds a B.S. degree from Seton Hall University and received his M.B.A. from New York University. Mr. Reinhardt is a member of the New York Society of Security Analysts, is a member of and has previously served as president of the Oil Analysts Group of New York, is a member and past president of the National Association of Petroleum Investment Analysts and is a member of the Petroleum Exploration Society of New York. Mr. Reinhardt also serves as a director of Mallon Resources Corporation, a NASDAQ traded petroleum and mining company, as well as several privately held companies. Mr. Reinhardt has been a director since December 11, 1992.

       The   following  pages  contain  biographical  information
concerning the directors whose terms of office will not expire in 1998.

      BENJAMIN B. BLANCHET, forty-five years old, is Executive Vice President of the Company. Prior to joining the Company in August 1997, and since 1983, he was a partner in the law firm of Gordon, Arata, McCollam & Duplantis, L.L.P. in its Lafayette, Louisiana office. During that time, he practiced in the areas of commercial litigation, corporate mergers and acquisitions, oil and gas transactions, secured financings, securities, tax and international law matters. Since 1985, he has provided substantial legal services to the Company, and has been the Company's lead attorney in China. During that period, Mr. Blanchet's activities in the Company's China operations have become more oriented to management responsibilities than legal ones. He served on the Management Committee of Gordon, Arata, McCollam & Duplantis, L.L.P. from 1991 to 1997 and as the
Managing Partner of the firm for four years from 1992 through 1995. He practiced law with the firm of Monroe & Lemann in New Orleans from 1978 through 1983. He is a member of the Louisiana Bar and admitted to practice before the United States Tax Court. Mr. Blanchet holds a B.A. degree, with highest distinction, from the University of Southwestern Louisiana and a J.D., cum laude, from Harvard Law School.

      JOHN T. CHANDLER, sixty-five years old, is Vice Chairman of the Company and Chairman and Chief Executive Officer of XCL-China Ltd., a wholly owned subsidiary of the Company responsible for the Company's operations in China. He joined the Company in June 1982, becoming a director in May 1983. From 1976 until he joined the Company, he was the Managing Partner of the Oil and Gas Group of GSA Equity, Inc., New York and director of Executive Monetary Management, Inc., the parent company of GSA Equity, Inc. From 1972 to 1976, he was director and Vice President of Exploration and Production of Westrans Petroleum, Inc. and a director of a number of its subsidiaries. During 1971 and 1972, he was a petroleum consultant and manager of the oil department of Den norske Creditbank in Oslo, Norway. Mr. Chandler was Vice President and Manager of the Petroleum Department of the Deposit Guaranty National Bank in Jackson, Mississippi from 1969 to August 1971 and, from 1967 to February 1969, was a petroleum engineer first for First National City Bank and then for The Bank of New York. From March 1963 to July 1967, he was employed by Ashland Oil and Refining Company as a petroleum engineer. From 1959 to 1963, he held the same position with United Producing Company, Inc., which was acquired by Ashland Oil.

      Mr. Chandler graduated from the Colorado School of Mines with a Professional degree in petroleum engineering and is a Registered Professional Engineer in the States of Colorado and Texas, a member of the Society of Petroleum Evaluation Engineers and a member of AIME.

      FRED HOFHEINZ, fifty-nine years old, is an attorney at law in Houston, Texas. From 1984 to 1987, he served as President of Energy Assets International Corporation, a fund management company, now a subsidiary of Torch Energy Advisors, then served as a consultant to Torch Energy Advisors until 1989. Mr. Hofheinz also served as the Mayor of Houston, Texas from 1974 to 1978. He, along with his family, developed the Astrodome in Houston, and owned the Houston Astros baseball team until 1974. He is founder and director of United Kiev Resources, Inc., an oil and gas production company operating in the Republic of the Ukraine in the name of its wholly owned subsidiary, Carpatsky Petroleum Company. Mr. Hofheinz earned a Ph.D. degree in Economics from the University of Texas and his law degree from the University of Houston. He has been a director since March 21, 1991.

      ARTHUR W. HUMMEL, JR., seventy-seven years old, a director since April 1994, is the former U.S. Ambassador to the People's Republic of China during the period 1981 to 1985. He has been active in consulting with firms doing business in East Asia, and participating in academic and scholarly conferences in the U.S. and in the East Asia region since his retirement, after thirty five years of service, from the State Department in 1985. He is a member and trustee of many academic, business, and philanthropic organizations involved in international affairs.

      Mr. Hummel was born in China. After education in the U.S. he returned to China prior to Pearl Harbor. After internment by the Japanese for approximately two years, he escaped and fought for approximately three years with Chinese guerrillas behind the Japanese lines in north China until the end of the war.

     He obtained an M.A. (Phi Beta Kappa) in Chinese studies from the University of Chicago in 1949, and joined the State Department in 1950. His early foreign assignments include Hong Kong, Japan and Burma. He was Deputy Director of the Voice of America in 1961-1963; Deputy Chief of Mission of the American
Embassy in Taiwan, 1965-1968; Ambassador to Burma, 1968-1970; Ambassador to Ethiopia, 1975-1976; Ambassador to Pakistan, 1977-1981; and Ambassador to the People's Republic of China, 1981-1985. He was Assistant Secretary of State for East Asia, 1976-1977. He has received numerous professional awards from within and outside the Government.

      SIR MICHAEL PALLISER, seventy-five years old, a director since April 1994, was Chairman of Samuel Montagu & Co. Limited from 1984 to 1993, the London merchant bank which was owned by Midland Bank, of which he was Deputy Chairman from 1987 to 1991, and which is now part of the Hong Kong & Shanghai Banking Corporation. He was Vice Chairman of Samuel Montagu from 1993 to 1996. Mr. Palliser is a former Director of Shell, BAT Industries, Bookers, Eagle Star, and United Biscuits.

     In 1947, he joined the British Diplomatic Service and served in a variety of overseas and Foreign Office posts before becoming head of the Planning Staff in 1964-1966, Private Secretary to the Prime Minister, 1966-1969, Minister in the British Embassy in Paris, 1969-1971, and the British Ambassador and Permanent Representative to the European Communities in Brussels from 1971-1975. He was, from 1975 until his retirement in 1982, Permanent Under-Secretary of State in the Foreign and Commonwealth Office, and Head of the Diplomatic Service. From April to July 1982, he was a special adviser to the Prime Minister in the Cabinet Office during the Falklands War. He was appointed a Member of the Privy Council in 1983. Effective December 31, 1995, Mr. Palliser resigned as President of the China-Britain Trade Group and a director of the UK-Japan 2000 Group, and effective February 29, 1996, he resigned as Deputy Chairman of British Invisibles. Mr. Palliser is also a former member of the Trilateral Commission and director of the Royal National Theatre. He is currently Chairman of the Major Projects Association, designed to assist in and for the handling of major industrial projects. Mr. Palliser also serves as Vice-Chairman of the Salzburg Seminar, a center for intellectual exchange based in Middlebury, Vermont, with its conference center in Salzburg, Austria.

      Sir Michael Palliser was educated at Wellington College and
Merton  College, Oxford.  He saw wartime service in  the  British
Army with the Coldstream Guards.

      PETER F. ROSS, fifty-nine years old, was appointed Chairman of Dawnay Day Capital Markets in March 1998. Dawnay Day & Co. is a London based private investment banking firm. Mr. Ross retired as Chairman of Henderson Crosthwaite Institutional Brokers on December 31, 1996, after holding that position since 1987. Under Mr. Ross' term as Chairman, Henderson Crosthwaite became one of the leading firms in London in the area of oil and gas placements. From 1977 to 1986 he was head of Henderson Crosthwaite's institutional sales department, with special responsibility for the oil and gas division, until its acquisition by Guinness Mahon Bank in 1986.

     Mr. Ross was commissioned into the British Army serving with the 5th Royal Inniskilling Dragoon Guards, his last posting being to Libya where he retired and set up an industrial services business. Following the Islamic Revolution in 1971, he returned to the United Kingdom and joined London stockbrokers Northcote & Co. In 1974, he joined George Henderson & Co., becoming a partner in 1975, upon the merger with Fenn and Crosthwaite. Mr. Ross was appointed as a director of the Company at a meeting of the Board held April 7, 1998.

Compliance with Section 16(a) Filing Requirements
-------------------------------------------------

      To the Company's knowledge, instances of failure to file reports with respect to reportable transactions during the year ended December 31, 1997, as required by Section 16(a) of the Exchange Act are as follows:

                          Reports     Number of    Known Failure    Number of
 Reporting Person       Filed Late   Transactions   to File Form   Transactions
 ----------------       ----------   ------------  -------------   ------------
 Lisha C. Falk             Form 3         1              --             --
 R. Thomas Fetters, Jr.    Form 4         1              --             --
 Richard K. Kennedy        Form 3         1              --             --
 Marsden W. Miller, Jr.    Form 4         1              --             --
 Michael Palliser          Form 4         1              --             --
 Francis J. Reinhardt, Jr. Form 4         1              --             --
 Steven B. Toon            Form 3         1              --             --

     All other reporting persons who are officers or directors of the Company have provided the Company with written representations that no Form 5 filing was required in that all reportable transactions were timely filed on the appropriate forms.

Executive Compensation
----------------------

      The following table sets forth information regarding the total compensation of the Chief Executive Officer and each of the four most highly compensated executive officers of the Company at the end of 1997, as well as the total compensation paid to each such individual for the Company's two previous fiscal years.
Each of the named individuals has held his respective office throughout the entire fiscal year.

                   Summary Compensation Table

                                                                      Long Term Compensation
                                                                -------------------------------------
                                      Annual Compensation               Awards         Payouts
                                     ________________________   ___________________ ________________
                                                       (1)        (2)       (3)
                                                      Other    Restricted                                 All
     Name and                                         Annual     Stock    Options/   LTIP     Other
     Principal                      Salary   Bonus    Compen-    Awards     SARs    Payout    Compen-
     Position               Year      ($)     ($)     sation ($)   (#)      (#)       ($)    sation ($)
     --------               ----    ------   -----    ---------  -------- --------  -------  ----------

Marsden W. Miller, Jr.      1997   150,000     -         -     1,000,000      -         -       -
Chairman and                                             -       110,000
  Chief Executive Officer   1996   150,000     -         -          -         -         -       -
                            1995   150,000     -         -          -         -         -       -

John T. Chandler (4)        1997   150,000     -         -       333,333   133,333      -       -
Vice Chairman; Chairman                                           20,000     5,000
  and Chief Executive       1996   150,000     -         -          -         -         -       -
  Officer of XCL-China Ltd. 1995   150,000     -         -          -        8,000      -       -

Danny M. Dobbs              1997   136,875     -         -          -      400,000      -       -
President and Chief                                                         25,000              -
Operating Officer           1996   135,000     -         -          -        6,466      -       -
                            1995   116,250     -         -          -         -         -       -

Richard K. Kennedy          1997   112,500     -         -          -       266,666     -       -
Vice President                                                                5,000
                            1996    75,000     -         -          -          -        -
                            1995    75,000     -         -          -          -        -       -

Herbert F. Hamilton (5)     1997   144,000     -         -          -          -        -       -
Executive Vice President    1996   144,000     -         -          -          -        -       -
 Operations, XCL-China Ltd. 1995    98,800     -         -          -        13,333     -       -

___________
(1) Excludes the cost to the Company of other compensation that, with respect to any above named individual, does not exceed the lesser of $50,000 or 10% of such individual's salary and bonus.

(2) Represents grants of restricted stock awards under the Long-Term Stock Incentive Plan as amended and restated in 1997. The first line under 1997 reflects restricted stock awards for shares of Common Stock and the second line reflects restricted stock awards for shares of Amended Series A Preferred Stock. See "Awards to Management."

(3) Represents awards of stock options granted under the Company's Long-Term Stock Incentive Plan as amended and restated in 1997. The first line under 1997 reflects non-qualified stock options for shares of Common Stock and the second line reflects non-qualified stock options for shares of Amended Series A Preferred Stock. See "Awards to Management."

(4)      XCL-China  Ltd.   is a wholly-owned  subsidiary  of  the
     Company which manages the Company's operations in China.

(5)      Mr.   Hamilton commenced employment with the Company  on
     April 24, 1995. As part of his employment package he was awarded options to purchase 13,333 shares of Common Stock.

Long-Term Stock Incentive Plan
------------------------------

      The Company currently maintains a Long-Term Stock Incentive Plan which was originally adopted by shareholders in 1992 and was amended and restated in 1997 (the "LTSIP"). The LTSIP is administered by the Compensation Committee and provides for the granting of options to purchase shares of stock as well as restricted stock awards, performance units and other long term incentive awards to key employees and directors of the Company, and certain other persons who are not employees of the Company but who from time to time provide substantial advice or other assistance or services to the Company.

Awards to Management
--------------------

      On  June  5, 1997, the Board made certain Awards under  the
LTSIP  subject  to  shareholder  approval.   These  Awards   were
approved by the shareholders of the Company in December 1997.

      Effective June 1, 1997, M. W. Miller, Jr. was granted an Appreciation Option with respect to appreciation in the Company's total market capitalization (as defined) from and after June 1, 1997. See "Appreciation Option for M.W. Miller, Jr." below for a more detailed discussion of such grant.

      The following tables set forth, for those persons named in the "Summary Compensation Table," information on stock options granted during 1997 and all stock options outstanding as of December 31, 1997, adjusted to reflect a one-for-fifteen Common Stock reverse stock split adopted in December 1997 (the "Reverse Stock Split"). The closing price on the AMEX on June 2, 1997 for the Common Stock was $0.21875 (which price is not adjusted to reflect the Reverse Stock Split), and the fair market value of the Amended Series A Preferred Stock, based upon last sales price information in the Private Offering, Resales and Trading through Automated Linkage ("PORTAL") Market of the National Association of Securities Dealers, Inc. as supplied by Jefferies & Co., Inc., was $85.00 on June 2, 1997. Mr. Miller's Appreciation Option (described below) is not included because of the indeterminate nature of the Award.

              Option/SAR Grants in Last Fiscal Year

                                           Individual Grants                         for Option Term
                       ____________________________________________________  _____________________________
       (a)                  (b)         (c)           (d)          (e)        (f)       (g )        (h)
                                    % of Total
                                     Options/
                                       SARs
                                    Granted to
                         Options/  Employees in   Exercise or
                           SARs       Fiscal      Base Price    Expiration
      Name              Granted (#)    Year        ($/Share)       Date      0% ($)    5% ($)     10% ($)
---------------------   -----------  ----------   -----------   ----------   ------  ---------  -----------
M.W. Miller, Jr. (1)     110,000 *     64.7          85.00     June 1, 2007     -    5,880,165  33,601,492

J.T. Chandler (2)        133,333 +      6.7           3.75     June 1, 2007     -      212,641   1,634,758
                           5,000 *      2.9          85.00     June 1, 2007     -      267,280   1,527,341

D.M. Dobbs (3)           400,000 +     20.0           3.75     June 1, 2007     -      637,924   4,904,287
                          25,000 *     14.7          85.00     June 1, 2007     -    1,336,401   7,636,703

R.K. Kennedy (4)         266,666 +     13.3           3.75     June 1, 2007     -      425,282   3,269,516
                           5,000 *      2.9          85.00     June 1, 2007     -      267,280   1,527,341

H.F. Hamilton                  -         -             -            -           -         -          -

* Amended Series A Preferred Stock
+ Common Stock

_______________

      (1) Effective June 1, 1997, M. W. Miller, Jr. was granted a non-qualified stock option ("NSO") to purchase 110,000 shares of Amended Series A Preferred Stock for an option exercise price of $85.00 per share (aggregate purchase price of $9,350,000). Such NSO is exercisable as follows: as to 27,500 shares on June 1, 2000; as to 66,000 shares on June 1, 2001, and as to 16,500 shares on June 1, 2002. Mr. Miller's NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.

     (2) Effective June 1, 1997, John T. Chandler was granted an NSO to purchase 133,333 shares of Common Stock (adjusted for the Reverse Stock Split) for an option exercise price (adjusted for the Reverse Stock Split) of $3.75 per share (aggregate purchase price of approximately $500,000) and an NSO to purchase 5,000 shares of Amended Series A Preferred Stock for an option exercise price of $85.00 per share (aggregate purchase price of $425,000). Such Common Stock NSO is exercisable as follows: as to 44,445 shares on June 1, 1999; as to 44,444 shares on June 1, 2000, and as to 44,444 shares on June 1, 2001. Such Amended Series A Preferred Stock NSO is exercisable as follows: as to 1,250 shares on June 1, 2000; as to 1,750 shares on June 1, 2001; and as to 2,000 shares on June 1, 2002. Mr. Chandler's Common Stock NSO and his Amended Series A Preferred Stock NSO will each expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.

      (3) Effective June 1, 1997, Danny M. Dobbs was granted an NSO to purchase 400,000 shares of Common Stock (adjusted for the Reverse Stock Split) for an option exercise price (adjusted for the Reverse Stock Split) of $3.75 per share (aggregate purchase price of $1,500,000) and an NSO to purchase 25,000 shares of Amended Series A Preferred Stock for an option exercise price of $85.00 per share (aggregate purchase price of $2,125,000). Such Common Stock NSO is exercisable as follows: as to 133,334 shares on June 1, 1999; as to 133,333 shares on June 1, 2000; and as to 133,333 shares on June 1, 2001. Such Amended Series A Preferred Stock NSO is exercisable as follows: as to 6,250 shares on June 1, 2000; as to 8,750 shares on June 1, 2001; and as to 10,000 shares on June 1, 2002. Mr. Dobbs' Common Stock NSO and his Amended Series A Preferred Stock NSO will each expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.

      (4) Effective June 1, 1997, Mr. Richard Kennedy was granted an NSO to purchase 266,666 shares of Common Stock (adjusted for the Reverse Stock Split) at an exercise price
(adjusted for the Reverse Stock Split) of $3.75 per share (aggregate purchase price of approximately $1,000,000), and an NSO to purchase 5,000 shares of Amended Series A Preferred Stock at an exercise price of $85.00 per share (aggregate purchase price of $425,000). Such Common Stock NSO is exercisable as follows: as to 88,890 shares on June 1, 1999; as to 88,888 shares on June 1, 2000; and as to 88,888 shares on June 1, 2001. Mr. Kennedy's Common Stock NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason. Such Amended Series A Preferred Stock NSO is exercisable as follows: as to 1,250 shares on June 1, 2000; as to 1,750 shares on June 1, 2001; and as to 3,000 shares on June 1, 2002. Mr. Kennedy's Amended Series A Preferred Stock NSO will expire on August 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.

       Aggregated Option/SAR Exercises In Last Fiscal Year and Fiscal Year-End Option/SAR Values

      (a)                 (b)      (c)                  (d)                       (e)
                        Shares                 Number of Securities          Value of Unexercised
                       Acquired               Underlying Unexercised            in-the-Money
                          on      Value          Options/SARs at              Options/SARs at
                       Exercise  Realized       Fiscal Year-End (#)         Fiscal Year-End ($)(3)
                       ________  ________   ____________________________  ___________________________
      Name                (#)      ($)      Exercisable    Unexercisable  Exercisable   Unexercisable
---------------------                       -----------    -------------  ------------  --------------
Marsden W. Miller, Jr.     -        -        334,994 (1)         -             -              -
                           -        -              - (2)     110,000 (2)       -              -
                                             160,000 (3)         -             -              -

John T. Chandler           -        -         75,330 (1)     133,333 (1)       -           558,332
                           -        -              - (2)       5,000 (2)       -              -
                                              74,999 (3)         -             -              -

Richard K. Kennedy         -        -         16,629 (1)     266,666 (1)       -         1,116,664
                           -        -              - (2)       5,000 (2)       -              -

Danny M. Dobbs             -        -         22,653 (1)     402,155 (1)       -         1,675,000
                           -        -              - (2)      25,000 (2)       -              -
                                              38,799 (3)         -             -              -

Herbert F. Hamilton        -        -         13,332 (1)         -             -              -

___________
(1) Represents options to purchase shares of Common Stock at December 31, 1997 (as adjusted to reflect the Reverse Stock
     Split).

(2)     Represents options to purchase shares of Amended Series A
     Preferred Stock at December 31, 1997.

(3) Represents the aggregate number of five-year stock purchase warrants, received (a) upon surrender of an employment agreement with the Company, determined based upon a formula whereby each of the individuals was to be offered a warrant, based upon the length of time of employment with the Company, for a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his agreement (based upon the product of his highest monthly base salary and the number of months remaining under his contract), at an exercise price of $18.75 per share, and (b) for each dollar of salary reduction for the 15-month period commencing January 1, 1993 through March 31, 1994, as based on the same formula and at the same exercise price used in the granting of warrants upon surrender of employment agreements. See "Employment Agreements; Termination of Employment and Change-in-Control Arrangements" below.

(4) At December 31, 1997, the Company's Common Stock price was lower than the option and/or warrant exercise prices (as adjusted to reflect the Reverse Stock Split) with the exception of options granted effective June 1, 1997.

(5)      At  December  31, 1997, the Company's Amended  Series  A
     Preferred Stock price was equal to the option exercise price.

     Appreciation Option for M.W. Miller, Jr.
     ----------------------------------------

      Pursuant to the LTSIP the Board approved an Appreciation Option for M. W. Miller, Jr. which was approved by shareholders in December, 1997. The Board determined that the Appreciation Option to M. W. Miller, Jr. was in the best interests of the Company and its shareholders, and is required in order to retain the services of Mr. Miller, who has been instrumental in developing the Company's China activities and in successfully concluding the Company's offerings of Amended Series A Preferred Stock and Senior Secured Notes in May 1997. The Appreciation Option would also provide Mr. Miller with additional incentive to increase the value of the Company based upon its market capitalization, thereby directly benefiting the shareholders of the Company by increasing the value of their investments in the Company.


                    Long-Term Incentive Plans
                   Awards in Last Fiscal Year

                                                             Estimated Future Payouts
                                                          Under Non-Stock Price Based Plans
                                                          ---------------------------------
      (a)                     (b)               (c)             (d)       (e)       (f)
                                         Performance or
                          Number of       Other Period
                        Shares, Units    Until Maturation   Threshold   Target   Maximum
     Name              or Other Rights      or Payout        ($ or #)  ($ or #)  ($ or #)
---------------------  ---------------   ----------------   ---------  --------  --------

Marsden W. Miller, Jr.        (1)               (1)             (1)       (1)       (1)

_____________

(1) The Appreciation Option Agreement provides Mr. Miller with the right, upon his payment of the Exercise Price (as defined below), to additional compensation (payable in cash or in shares of Common Stock or Preferred Stock or a combination thereof, as elected by the Company) based upon 5% of the difference between the market capitalization of the Company as of June 1, 1997 and the market capitalization of the Company as of the date that Mr. Miller exercises the Appreciation Option. For purposes of the Appreciation Option, the Company's market capitalization is the total fair market value of the Company's outstanding shares of Common Stock, Preferred Stock and outstanding options and warrants. In general, fair market value is determined based on the trading price of marketable securities and by the Board of Directors as to the fair market value for securities for which there is no ready market. Fair market value as of the date of exercise of the Option is based on the average fair market value of the 30-day period immediately preceding the date of the Appreciation Option exercise. On June 1, 1997, the aggregate market capitalization of the Company was $161,547,223. Upon exercise of his Option, in the event the Company elects to settle the Option with shares of Stock, Mr. Miller must pay the Company twenty percent (20%) of the amount he is entitled to receive upon exercise of the Appreciation Option (before any reduction as hereinafter set forth), or any increment thereof, up to an aggregate maximum of $5 million (the "Exercise Price") in cash. In the event the Company elects to settle the Option in cash, the amount of cash Mr. Miller will receive will be reduced by the amount of the Exercise Price. Because Mr. Miller's Appreciation Option contemplates compensation determined with reference to increases in the Company's market capitalization without restriction, there is no effective limit on the amount of compensation which may become payable thereunder. Mr. Miller may exercise his Appreciation Option as of any June 1 or December 1 commencing June 1, 2002, upon 45 days written notice, in whole or in 10% increments. In the event that Mr. Miller exercises his Appreciation Option for less than the total amount available thereunder, the percentage increment as to which it is exercised will cease to be available to create additional compensation opportunity for Mr. Miller based upon subsequent appreciation in the Company's market capitalization. Mr. Miller's Appreciation Option expires on June 1, 2007 and will remain exercisable at any time prior to such expiration notwithstanding his termination of employment with the Company unless such employment is terminated by the Company for "cause" or is terminated by Mr. Miller without "good reason." In the event of a "change in control of XCL" as defined in the LTSIP the Appreciation Option will become immediately exercisable and the Company will be obligated to pay Mr. Miller, in cash, upon any exercise of his Appreciation Option, at least 40% of the net amount payable. This obligation may impede the consummation of a change of control of the Company.

Section 401(k) Plan
-------------------

      In 1989, the Company adopted an employee benefit plan under
Section 401(k) of the Internal Revenue Code for the benefit of employees meeting certain eligibility requirements. The Company has obtained a favorable determination from the Internal Revenue Service regarding the tax-favored status of this plan. Employees can contribute up to 10% of their compensation. The Company, at its discretion and subject to certain limitations, may contribute up to 75% of the contributions of each participant. The Company did not make any contributions to the 401(k) Plan in 1997.

Compensation of Directors and Other Arrangements
------------------------------------------------

      The Company reimburses its directors for travel and lodging expenses incurred in attending meetings of the Board of Directors. Effective January 1, 1990, directors (other than Messrs. Hummel and Palliser and those directors who are officers of the Company) were paid an annual retainer of $18,000 plus a fee of $1,000 for each Board meeting attended. In addition, such directors were paid a fee of $1,000 for each committee meeting attended.

      In April 1994, the Company entered into separate consulting agreements with Messrs. Hummel and Palliser, upon their becoming directors. Each of the agreements is terminable by either of the parties thereto upon written notice and provides that the individuals will render consulting services to the Company in their respective areas of expertise. Pursuant to the terms of the agreements, each of those directors receives compensation at the rate of $50,000 per annum, which includes the compensation they would otherwise be entitled to receive as directors and for attending meetings of the Board. In addition, pursuant to the terms of the LTSIP, Messrs. Hummel, Palliser, Reinhardt and Hofheinz, each a non-employee director, were each granted stock options for 6,666 shares of Common Stock exercisable at prices ranging from $18.75 to $31.59 per share (adjusted for the Reverse Stock Split).

      In June 1997, the Company entered into a consulting agreement with Mr. Fetters, a director of the Company. The agreement is for a one-year term ending July 31, 1998, to continue thereafter on a month to month basis. The agreement may be terminated by either party on thirty days written notice. Pursuant to the terms of the agreement, Mr. Fetters is to consult with the Company on all aspects of the Company's exploration, development and production projects. For his services Mr. Fetters is to receive $30,000 per annum, which is in addition to the compensation he receives as a director for attending meetings of the Board. In addition to the above compensation, Mr. Fetters is entitled to receive a finder's fee on certain specifically identified projects.

     Effective June 1, 1997, Messrs. Hummel, Palliser, Reinhardt, Hofheinz and Fetters were each granted NSOs to purchase 66,666 shares of Common Stock (adjusted for the Reverse Stock Split) exercisable at $3.75 (adjusted for the Reverse Stock Split) per share under the LTSIP.

      Benjamin  B.  Blanchet, in his capacity as  Executive  Vice
President, is entitled to a salary of $80,000 per year for up to 80 hours per month of services.

      Effective August 1, 1997, the Company entered into a Services Agreement with Mr. Blanchet. The Agreement is terminable by either party at any time without cause. Under the Agreement, Mr. Blanchet is engaged to act as counsel to the Company to perform from time to time such services as the Company may request of him in that capacity. In general, compensation for services under the Services Agreement will be at the rate of $175 per hour for up to 80 hours per month. Also, under the Services Agreement, the Company has agreed to provide Mr. Blanchet with office space, supplies, secretarial assistance, a library allowance, professional liability insurance, reimbursement for continuing legal education expenses and bar dues. Under the Services Agreement, Mr. Blanchet may, except as prohibited by law or the Louisiana Rules of Professional
Responsibility, represent other clients and engage in business for his own account.

      In connection with his employment by the Company, Mr. Blanchet received from the Company a $100,000 loan to replace benefits that he forfeited when he withdrew as a partner of Gordon, Arata, McCollam & Duplantis, L.L.P. to become Executive Vice President of the Company. The loan is to be repaid over eight years from annual bonus payments equal to interest, at the rate of 6.5% per annum, plus one-eighth of the original principal balance to be paid by the Company to Mr. Blanchet each year and shall be forgiven in its entirety if (i) the Company shall fail to pay timely any such bonus payment, shall breach the Services Agreement or shall terminate his employment without "cause" or
(ii) Mr. Blanchet terminates his employment with "good reason," in either case as such terms are defined in the note evidencing such loan.

      Effective August 1, 1997, Benjamin B. Blanchet was granted an NSO to purchase 400,000 shares of Common Stock for an option exercise price of $3.75 per share (aggregate purchase price of $1,500,000.00). Such Common Stock NSO is exercisable as to 133,334 shares on August 1, 1999; as to 133,333 shares on August 1, 2000 and as to 133,333 shares on August 1, 2001. On that same date Mr. Blanchet was granted an NSO to purchase 25,000 shares of Amended Series A Preferred Stock for an option exercise price of $85.00 per share (aggregate purchase price of $2,125,000). Such Amended Series A Preferred Stock NSO is exercisable as to 6,250 shares on August 1, 2000; as to 8,750 shares on August 1, 2001 and as to 10,000 shares on August 1, 2002. Mr. Blanchet's NSOs will expire on August 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.

      During 1997 all regular employees were provided health insurance, a portion of the premium for which is paid by the Company, and life and disability insurance based upon a factor of the employee's base salary.

      As a matter of policy the Company approves all transactions involving insiders through the majority vote of disinterested directors.

Employment Agreements; Termination of Employment and
----------------------------------------------------
 Change-in-Control Arrangements
 ------------------------------

      Effective April 1, 1994, Messrs.  M.W.  Miller,  Jr.,  J.T.
Chandler,   D.M.  Dobbs, and R.C.  Cline, in their capacities  as
executive  and  administrative officers of the  Company  and  its
various   subsidiaries,  agreed  to  surrender  their  employment
agreements in consideration of the issuance of five-year warrants to purchase Common Stock at an exercise price of $18.75 per share (adjusted for the Reverse Stock Split), subject to customary anti-
dilution  adjustments.   The number of warrants  issued  to  such
individuals was determined based upon a formula whereby each of the individuals was offered a warrant to purchase, based upon the length of time of employment with the Company, a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his agreement (based upon the product of his highest monthly base salary and the number of months remaining under his agreement). Accordingly, Mr. Miller
received  warrants  to  purchase 125,000 shares;  Mr.   Chandler,
68,333 shares; Mr. Dobbs, 38,333 shares; and Mr. Cline, 16,666 shares, all adjusted for the Reverse Stock Split.

      Effective January 1, 1989, the Company adopted a policy addressing severance upon separation from the Company. Under this policy benefits due upon a change-in-control as therein defined range from three months salary for employees with less than one year of service to 24 months salary for employees with more than 10 years of service.

Report on Repricing of Options/SARs
------------------------------------

      During the fiscal year ended December 31, 1997, there were no repricings of stock options awarded to any of the named executive officers.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

      For the year ended December 31, 1997, the following nonexecutive directors of the Company, served as members of the Compensation Committee of the Board of Directors: Messrs. M. Palliser, A.W. Hummel, Jr., F. Hofheinz (Chairman) and F.J. Reinhardt, Jr. None of the members of the Compensation Committee were formerly, nor are any members currently, officers or employees of the Company or any of its subsidiaries.

     Compensation Committee Report on Executive Compensation
     --------------------------------------------------------

      The Compensation Committee of the Board of Directors ("Committee") establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers and certain other managers, and administers the Stock Option Plans and Long Term Stock Incentive Plan. The Committee currently consists of four independent, nonemployee directors: Messrs. F. Hofheinz, who serves as Chairman, M. Palliser, Arthur W. Hummel, Jr. and Francis J. Reinhardt, Jr.

Compensation Policies and Philosophy
------------------------------------

      The Committee has determined that the compensation program of the Company should not only be adequate to attract, motivate and retain executives, key employees and other individuals who the Company believes may make significant contributions to the Company's results, but should also be linked to the value delivered to shareholders as reflected in the price of the Company's Common Stock.

      The  Committee  believes  that  the  cash  compensation  of executive officers, as well as other key employees, should be competitive with other similarly situated companies while, within the Company, being fair and discriminating on the basis of personal performance. In general, in establishing total cash compensation for its executives, the Committee has taken into account the median cash compensation of executives employed by competitors including some of the companies reflected in the peer group identified in the Performance Graph set forth below, which the Committee believes represent the Company's most direct competition for executive talent. The Committee receives recommendations from management as to executive compensation and, in light of the Company's performance and the economic conditions facing the Company, determines appropriate compensation levels for recommendation to the Board of Directors. The Committee does not assign relative weights to individual factors and criteria used in determining executive compensation and does not use quantifiable targets in determining compensation. For 1997, the Company did not retain the services of a compensation consulting firm.

      Awards of stock options are intended both to retain executives, key employees and other individuals who the Company believes may make significant contributions to the Company's results and to motivate them to improve long-term stock market performance. Options are granted at or above the prevailing market price and will have value only if the price of the Company's Common Stock increases.

      Effective January 1, 1994, Section 162(m) of the Internal Revenue Code of 1986 (the "Code") generally denies a tax deduction to any publicly held corporation for compensation that exceeds $1 million paid to certain senior executives in a taxable year, subject to an exception for "performance-based compensation" as defined in the Code and subject to certain transition provisions. Gains on the exercise of nonqualified stock options granted through December 31, 1994, will be tax deductible under the transition rules. Restricted stock awards by definition granted after February 17, 1993, are not deductible. At present the Committee does not intend to recommend amendment to the LTSIP to meet the restrictive requirements of the Code.

      The Committee believes that annual incentive awards should be commensurate with performance. It further believes that in order to meet this objective it needs to have the ability to exercise its judgment or discretion to evaluate performance against qualitative criteria. It is the Committee's opinion that the benefits to the Company of the use of a qualitative approach to the compensation of senior executives such as the Chairman outweigh the nonmaterial loss of a portion of the deductions associated with that compensation.

      In recognition of the efforts and sacrifices of management that had enabled the Company in mid-1997 to be on track to meet its 1997 goals, the need to retain existing management and the need to attract qualified and competent personnel, in June 1997, the Board of Directors reassessed the need for adjusting management's compensation to provide for additional incentives to management. As a result of this reassessment, the Board of Directors approved amendments to and a restatement of the
Company's LTSIP subject to shareholders approval, which was obtained on December 17, 1997. These amendments generally made available to the Committee the authority to grant Awards to executives employed by the Company entitling such executives to acquire shares of the Company's Preferred Stock and Common Stock. They also made available to the Committee the authority to grant appreciation awards. As described in greater detail in "Awards to Management," the Board of Directors made, subject to the approval of the shareholders of the Company, which was obtained on December 17, 1997, certain Awards under the LTSIP effective as of June 1, 1997 (except for awards to the CFO and an Executive Vice President which were effective October 6 and August 1, 1997, respectively). The Committee believes that the LTSIP and the
Awards granted thereunder effectively encourage retention and continuity of management, appropriately reward management for its past performance and align the interests of management with those of the Company's shareholders by providing management with the opportunity to share in the creation of the Company's value.

      On December 17, 1997, the Committee reviewed the Company's 1997 financial results and 1997 nonfinancial goals and determined that, in light of (i) the Company's continued successful drilling results in the Zhao Dong Block in the Bohai Bay in China, (ii) the fact that top officials in China's oil industry have indicated that the Company will be offered additional exploration and development rights in China and (iii) the Company's successful placement in May 1997 of $100 million of Preferred Stock and Notes, the proceeds of which allowed the Company to commence achieving its objectives in China, the Company's financial and operating goals for 1997 had been met and exceeded.

Company Performance and Chief Executive Officer Compensation
------------------------------------------------------------

       The   Committee,   in  connection  with  determining   the
appropriate  compensation for Marsden W.  Miller,  Jr.  as  Chief
Executive Officer ("CEO"), took into account the financial condition of the Company, including its liquidity requirements. It determined that the CEO had been successful in disposing of assets and raising capital throughout the year. Taking into consideration the performance of the CEO, as well as the Company's current cash position and near term requirements, the adoption of the LTSIP and the NSO and Appreciation Option awarded to the CEO under the LTSIP, the Committee decided that the 1997 awards should serve in lieu of a cash salary increase or bonus to the CEO for the present time.

Compensation of Other Executive Officers
----------------------------------------

      The Committee, in consultation with the CEO, applied the information and other factors outlined above in reviewing and approving the compensation of the Company's other executive officers.

December 17, 1997                         COMPENSATION COMMITTEE

                                   Fred Hofheinz, Chairman
                                   Arthur W. Hummel
                                   Michael Palliser
                                   Francis J. Reinhardt, Jr.

Shareholder Return Performance Presentation
-------------------------------------------

      Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock against the AMEX Market Value Index for the years 1993 through 1997, with a peer group selected by the Company for the past five fiscal years. The peer group consists of the same independent oil and gas exploration and production companies used in last year's comparison, namely: Alta Energy Corporation; Amerac Energy Corporation (formerly Wolverine Exploration Company); Bellwether Exploration Company; Brock
Exploration Corporation; Tom Brown, Inc.; Caspen Oil, Inc.; Chemfirst Inc. (formerly First Mississippi Corporation); Cobb Resources Corporation; Coda Energy, Inc.; Comstock Resources, Inc.; Crystal Oil Company; DeKalb Energy Company; Edisto Resources Company; Energen Corporation; Forest Oil Corporation; Geodyne Resources, Inc.; Global Natural Resources, Inc.; Goodrich Petroleum Corporation (formerly Patrick Petroleum Company); Hallador Pete Company; Hondo Oil & Gas Company; Kelley Oil & Gas Partners; Louis Dreyfus Natural Gas (formerly American Exploration Company); Magellan Petroleum Corporation; Maynard Oil Company; Monterey Resources, Inc. (formerly McFarland Energy, Inc.); MSR Exploration Limited; Numac Energy, Inc.; Pacific Enterprises; Penn Virginia Corporation; Plains Resources, Inc.; Presidio Oil; Wainoco Oil Corporation; Wichita River Oil; and Wiser Oil Company. The relevant information with respect to the peer group was furnished by Standard & Poors Compustat Service. The graph assumes that the value of the investment in the Company's Common Stock and the peer group stocks were $100 on January 1, 1992 and that all dividends were reinvested.


             [SHAREHOLDER RETURN PERFORMANCE GRAPH]

             1993 Return  1994 Return  1995 Return  1996 Return  1997 Return
             -----------  -----------  -----------  -----------  -----------
XCL              49.96        72.18        27.73       16.62        24.82
Peer Group      121.87       121.48       153.45      183.12       217.52
AMEX            119.52       108.63       137.32      146.10       171.48

Certain Relationships and Related Transactions
----------------------------------------------

     See "Compensation of Directors and Other Arrangements" above for a discussion of certain compensatory and other arrangements entered into by the Company with certain directors and officers of the Company.

                       PROPOSAL 2 -- TO AMEND THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

      On April 7, 1998, the Board of Directors approved for submission to the shareholders amendments (the "Certificate Amendment") to the Company's Certificate of Incorporation (i) to grant sole voting rights to the holders of each currently outstanding series of Preferred Stock with respect to votes on any amendments affecting the rights and privileges of such series of Preferred Stock; (ii) to eliminate the requirement that Bylaw amendments adopted by the Board of Directors must be ratified by stockholders and (iii) to require the approval of at least a majority of the outstanding shares of Amended Series A Preferred Stock for the issuance of shares equal in preference to the Amended Series A Preferred Stock.

     Voting Rights
     -------------

      The Certificate Amendment, as it relates to the voting rights affecting amendments to the Preferred Stock, would affect the existing classes of Amended Series A Preferred Stock ("Convertible Preferred Stock") and Amended Series B Preferred Stock. Currently, under the Certificate of Incorporation the holders of Common Stock are required to vote on any amendments affecting the rights of the Convertible Preferred Stock and Amended Series B Preferred Stock.

     The proposed amendment will be submitted to the stockholders for approval at the Meeting in substantially the following form:

     Section 5 of Part B of Article FOURTH of the Certificate of Incorporation shall be amended by adding the following new subsection (c) and re-lettering existing subsections (c) and (d) as (d) and (e), respectively:

          "(c)  So  long  as any shares of  Convertible
          Preferred Stock remain outstanding, the  vote
          or  consent  of  the holders of  at  least  a
          majority   of   the  shares  of   Convertible
          Preferred  Stock  outstanding  at  the   time
          (voting separately as class) given in person or by proxy, either in writing or at any special or annual meeting called for the purpose, shall be necessary to permit the creation of any additional class of Preferred
          Stock which shall rank on a parity with the Convertible Preferred Stock."

     Section  5  of  Part  B  of  Article  FOURTH   of   the
     Certificate of Incorporation shall be amended by adding the following new subsection (f) at the end thereof:

          "(f)  No class or series of capital stock  of
          the  Corporation  other than the  Convertible
          Preferred  Stock  shall be entitled  to  vote
          upon  any amendment, alteration or repeal  of
          the  provisions of the Corporation's Restated
          Certificate  of  Incorporation  or   of   the
          resolutions  contained in the Certificate  of
          Designation  of  the  Convertible   Preferred
          Stock  designating the Convertible  Preferred
          Stock  and  the  preferences and  privileges,
          participating,  optional  or  other   special
          rights or qualifications, limitations and restrictions thereof."


     Subparagraph  (b) of Paragraph 6 of Part E  of  Article
     FOURTH of the Certificate of Incorporation will be amended by adding the following sentence at the end thereof:

          "No  class or series of capital stock of  the
          Corporation other than the Amended  Series  B
          Preferred  Stock  shall be entitled  to  vote
          upon  any amendment, alteration or repeal  of
          the  provisions of the Corporation's Restated
          Certificate  of  Incorporation  or   of   the
          resolutions  contained in the Certificate  of
          Designation of the Amended Series B Preferred
          Stock   designating  the  Amended  Series   B
          Preferred  Stock  and  the  preferences   and
          privileges, participating, optional or other special rights or qualifications, limitations and restrictions thereof;"

     Purpose of the Amendment
     ------------------------

      The principal purposes of the Certificate Amendment is (A) to eliminate the time and expense required to solicit shareholder approval of all classes of holders when, or if, it becomes necessary to amend the rights or privileges designated to the Convertible Preferred Stock or Amended Series B Preferred Stock and (B) by adding the additional voting requirement attributable to the issuance of parity stock to the provisions of the Convertible Preferred Stock, to qualify such stock for listing on the AMEX. At this time, except as set forth herein, the Board of Directors has not proposed any other amendment to any rights or privileges affecting any outstanding series of Preferred Stock. The Company may however, be required to solicit further amendments to certain provisions of the Convertible Preferred Stock in connection with its application to list such security on the American Stock Exchange. The application process is in the early stages and the AMEX is reviewing the Certificate of Designation of the Convertible Preferred Stock to determine if the terms thereof meet the qualifications for listing. The Company may also be required to solicit amendment to certain provisions of the Convertible Preferred Stock or the Amended Series B Preferred Stock in the future in connection with efforts to raise additional capital or for other reasons not currently known. This Certificate Amendment will allow that to be done without seeking general shareholder approval.

      The Board of Directors is authorized to issue shares of Preferred Stock in one or more series ("Serial Preferred Stock") and to fix the rights, preferences, privileges and restrictions, including dividend rights, conversion rights, voting rights and terms of redemption, redemption price or prices, liquidation preferences and the number of shares constituting any series or the designation of such series, without any further vote or action by the stockholders. The issuance of Serial Preferred Stock may have the effect of delaying, deferring, or preventing a change in control of the Company without further action by the stockholders. The issuance of Serial Preferred Stock with voting and conversion rights may adversely effect the voting power of the holders of Common Stock, including the loss of voting control to others.

      The Company has authorized capital stock of 502,400,000 shares, consisting of 500,000,000 shares of Common Stock and 2,400,000 shares of Preferred Stock. As of May 18, 1998, the number of outstanding shares of Common and Preferred Stock was 22,926,333 and 1,224,244 shares, respectively. Currently, the 2,400,000 shares of authorized Serial Preferred Stock consist of 2,085,000 shares of Amended Series A Preferred Stock of which 1,177,159 shares are outstanding, and 70,000 shares of Amended Series B Preferred Stock of which 47,085 shares are outstanding.

     Elimination of Ratification of Bylaw Amendments
     -----------------------------------------------

     The Certificate Amendment would also amend the provisions of Section A of Article SIXTH of the Certificate of Incorporation to eliminate the requirement that Bylaw amendments adopted by the Board of Directors be ratified by the stockholders at the next regularly scheduled annual meeting of stockholders or at a special meeting of stockholders. The Certificate Amendment does not, however, limit the right of stockholders granted under Delaware law to make additional Bylaws or to alter or repeal any Bylaws adopted by the Board of Directors or by the stockholders.

     The proposed amendment will be submitted to the stockholders for approval at the Meeting in substantially the following form:

     Section  A  of  Article  SIXTH of  the  Certificate  of
     Incorporation shall be amended to read in its entirety as follows:

     "The board of directors shall have authority to make, adopt, alter, amend and repeal from time to time Bylaws of the Corporation, including, without limitation, the right to make, adopt, amend or repeal Bylaws fixing their qualifications, or fixing or increasing their compensation, subject to the right of stockholders entitled to vote with respect thereto, at any duly convened annual or special meeting of stockholders, to adopt additional Bylaws and to alter, amend and repeal Bylaws made by the board of directors, in either case by affirmative vote of the holders of not less than a majority of the outstanding shares of stock entitled to vote with respect thereto."

     Purpose of the Amendment
     ------------------------

     The Board of Directors is of the opinion that this change is necessary because under the existing provisions of the Certificate of Incorporation (and the Bylaws), the Board is required to seek stockholder ratification of Bylaw amendments. The time and expense associated with the solicitation of such stockholder approval is often not justified by the proposed amendments which may deal with the elimination of unnecessarily burdensome provisions or technical adjustments to the day-to-day operations of the Company, such as the change in the Bylaws regarding the date of the Annual Meeting of Shareholders proposed in Proposal 3 herein. If the proposed Amendment is approved (and the corresponding amendment to the Bylaws set forth in Proposal 3 is also approved) the Board of Directors may, in the future and if circumstances warrant it, consider making further amendments to Bylaws which, in its view, eliminate provisions which are superfluous or are unsuitable for a public company, are no longer required by statute, or unduly restrict the ability of officers and directors of the Company to conduct day-to-day operations or, which are otherwise required or advisable to provide for the continued orderly conduct of Company business. Except for the proposed amendment set forth in Proposal 3 herein, the Board is not considering any other amendments to the Bylaws at this time.

Vote Required for Approval
--------------------------

      The Board of Directors recommends a vote "FOR" Proposal 2. The approval of the Amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the votes entitled to be cast by the outstanding shares of voting capital stock entitled to vote on the matter with abstentions and broker non-votes being counted as negative votes.


              PROPOSAL 3 - APPROVAL OF AMENDMENT TO
                      THE COMPANY'S BYLAWS


     On December 17, 1997, the Board of Directors approved an amendment (the "Bylaw Amendment") to the Company's Bylaws to (i) change the month in which the Company holds its annual meeting of shareholders and (ii) to make the same change eliminating the requirement that Bylaw amendments adopted by the Board be ratified by the stockholders as described in Proposal 2 above, and the Board directed that the Bylaw Amendment be submitted to the Company's stockholders for ratification.

     Change in the Meeting Date
     --------------------------

     The  amendment to Section 2.2 of Article II of the Company's
Bylaws reads in its entirety as follows:

          "The  annual  meeting  of  stockholders  for   the
     election of directors, and the transaction of other business, shall be held at 10:00 a.m. on the third
     Tuesday of June each year."

     Purpose of the Amendment
     ------------------------

      The change in the month in which the Company holds its annual meeting of shareholders is being made to coincide with the regularly scheduled quarterly meeting of the Board of Directors, normally held in June of each year. Since 1990 the Company's annual meeting of shareholders has been held in June or later.

     Elimination of Ratification of Bylaw Amendments
     -----------------------------------------------

      The  Bylaw  Amendment would also amend  the  provisions  of
Section 9.1 of Article IX of the Bylaws to adopt the identical provision set forth in the proposed amendment to the corresponding provision in the Certificate of Incorporation described in Proposal 2 eliminating the requirement that the Company must seek ratification by stockholders of amendments to the Bylaws adopted by the Board of Directors.

     The proposed amendment will be submitted to the stockholders for approval at the Meeting in substantially the following form:

     Section 9.1 of Article IX of the Bylaws shall be amended to read in its entirety as follows:

     "The board of directors shall have authority to make, adopt, alter, amend and repeal from time to time Bylaws of the Corporation, including, without limitation, the right to make, adopt, amend or repeal Bylaws fixing their qualifications, or fixing or increasing their compensation, subject to the right of stockholders entitled to vote with respect thereto, at any duly convened annual or special meeting of stockholders, to adopt additional Bylaws and to alter, amend and repeal Bylaws made by the board of directors, in either case by affirmative vote of the holders of not less than a majority of the outstanding shares of stock entitled to vote with respect thereto."

     Purpose of the Amendment
     ------------------------

     The purpose for this amendment to the Bylaws is discussed in detail in the subsection entitled "Purpose for the Amendment" under the section entitled "Elimination of Ratification of Bylaw
Amendments" described in Proposal 2 above.

Vote Required for Approval
--------------------------

     The Board of Directors recommends that shareholders vote FOR Proposal 3. The affirmative vote of a majority of the votes cast by shareholders present or represented by proxy and entitled to vote at the Meeting, a quorum being present, is required to approve this proposal. Unless otherwise instructed the proxies will be voted "FOR" approval of the proposal.

                      INDEPENDENT AUDITORS

       The Board of Directors of the Company, upon the recommendation of the Audit Committee, appointed the firm of Coopers & Lybrand to serve as independent accountants of the Company for the fiscal year ending December 31, 1998. Coopers & Lybrand has served as independent accountants of the Company since its inception and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

      One or more representatives of Coopers & Lybrand will be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                   SHAREHOLDERS' PROPOSALS FOR
               1999 ANNUAL MEETING OF SHAREHOLDERS

      Proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company prior to January 20, 1999, to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting assuming the 1999 Annual Meeting of Shareholders is held on June 15, 1999, as provided in the Bylaws, as proposed to be amended.

                         OTHER BUSINESS

      The Board of Directors of the Company knows of no other matters to come before the Meeting, other than those set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxies to vote such proxies as in their discretion they may deem advisable.

                          ANNUAL REPORT

      The  Annual Report of the Company for the fiscal year ended
December  31, 1997, is being mailed to shareholders on  or  about
May [], 1998. The Annual Report does not form any part of the material for solicitation of proxies.

                              Yours sincerely,



                              MARSDEN W. MILLER, JR.
                              Chairman and Chief Executive Officer
May [*], 1998

                             XCL LTD.
                    (a Delaware corporation)

                       COMMON STOCK PROXY
                     FOR THE ANNUAL MEETING
                         OF SHAREHOLDERS
                    TO BE HELD JUNE 30, 1998

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Marsden W. Miller, Jr. and Benjamin B. Blanchet, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Common Stock, $.01 par value ("Common Stock") of XCL Ltd. (the "Company") held of record by the undersigned on May 18, 1998, at the Annual Meeting of Shareholders to be held in The Monterey Room of the Hyatt Regency Houston at George Bush Intercontinental Airport,, located at 15747 JFK Boulevard,
Houston,  Texas,  Tuesday, June 30, 1998  at  10:00  AM,  Central
Daylight Savings Time, and any adjournments thereof, on the matters set forth on the reverse side.

       THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
               A SPACE FOR YOUR VOTE AND SIGNATURE
               ARE SET FORTH ON THE REVERSE SIDE.
              PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Common Stock represented thereby will be voted for items 1, 2 and 3 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment to the Company's Certificate of Incorporation, FOR ratification of the Board's amendments to the Company's Bylaws and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.      The  election  of  three  (3)  directors  to  be
          designated as Class II directors to serve a three-year term until the 2001 Annual Meeting of Shareholders, towit: Marsden W. Miller, Jr., R. Thomas Fetters, Jr. and Francis J. Reinhardt, Jr. and until their successors have been elected and qualified.

          [     ]     FOR ALL NOMINEES

          [     ]     WITHHOLD FOR ALL NOMINEES

          TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.

          _______________________________________________________


Proposal 2.      The approval of amendments to the Certificate of
          Incorporation (A) to eliminate the requirement that (i) holders of Common Stock vote on amendments affecting the Company's currently outstanding Serial Preferred Stock and (ii) stockholders ratify Bylaw amendments adopted by the Board of Directors and (B) to require the approval of at least a majority of the outstanding shares of Amended Series A Preferred Stock for the creation of a class of Preferred Stock equal in preference to the Amended Series A Preferred Stock.

          [  ]    FOR          [  ]   AGAINST     [  ]    ABSTAIN

Proposal 3.     The ratification of the Board's amendments to the
          Company's Bylaws (i) changing the month in which the Annual Meeting of Shareholders is held and (ii) eliminating the requirement that stockholders ratify Bylaw amendments adopted by the Board of Directors.

           [  ]   FOR          [  ]   AGAINST     [  ]   ABSTAIN

Proposal 4.      In  their  discretion, to vote upon  such  other
          business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated May [*], 1998.

THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ___________________________________
                              DATE
                              ___________________________________
                              SIGNATURE
                              ___________________________________
                              SIGNATURE

I  plan to attend the Annual Meeting of Shareholders:

      Yes [  ]       No [  ]

                              XCL LTD.
                       (a Delaware corporation)

              AMENDED SERIES A, CUMULATIVE CONVERTIBLE
                      PREFERRED STOCK PROXY
                      FOR THE ANNUAL MEETING
                         OF SHAREHOLDERS
                     TO BE HELD JUNE 30, 1998

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Marsden W. Miller, Jr. and Benjamin B. Blanchet, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Amended Series A, Cumulative Convertible Preferred Stock, $1.00 par value ("Amended Series A Preferred Stock") of XCL Ltd. (the "Company") held of record by the undersigned on May 18, 1998, at the Annual Meeting of Shareholders to be held in The Monterey Room of the Hyatt Regency Houston at George Bush Intercontinental Airport,, located at 15747 JFK Boulevard,
Houston,  Texas,  Tuesday, June 30, 1998  at  10:00  AM,  Central
Daylight Savings Time, and any adjournments thereof, on the matters set forth on the reverse side.

       THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
               A SPACE FOR YOUR VOTE AND SIGNATURE
               ARE SET FORTH ON THE REVERSE SIDE.
              PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Amended Series A Preferred Stock represented thereby will be voted for items 1, 2 and 3 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment to the Company's Certificate of Incorporation, FOR ratification of the Board's amendments to the Company's Bylaws and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.      The  election  of  three  (3)  directors  to  be
          designated as Class II directors to serve a three-year term until the 2001 Annual Meeting of Shareholders, towit: Marsden W. Miller, Jr., R. Thomas Fetters, Jr. and Francis J. Reinhardt, Jr. and until their successors have been elected and qualified.

          [     ]     FOR ALL NOMINEES

          [     ]     WITHHOLD FOR ALL NOMINEES

          TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.

          _______________________________________________________


Proposal 2.      The approval of amendments to the Certificate of
          Incorporation (A) to eliminate the requirement that (i) holders of Common Stock vote on amendments affecting the Company's currently outstanding Serial Preferred Stock and (ii) stockholders ratify Bylaw amendments adopted by the Board of Directors and (B) to require the approval of at least a majority of the outstanding shares of Amended Series A Preferred Stock for the creation of a class of Preferred Stock equal in preference to the Amended Series A Preferred Stock.

          [  ]    FOR          [  ]   AGAINST     [  ]    ABSTAIN

Proposal 3.     The ratification of the Board's amendments to the
          Company's Bylaws (i) changing the month in which the Annual Meeting of Shareholders is held and (ii) eliminating the requirement that stockholders ratify Bylaw amendments adopted by the Board of Directors.

           [  ]   FOR          [  ]   AGAINST     [  ]   ABSTAIN

Proposal 4.      In  their  discretion, to vote upon  such  other
          business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated May [*], 1998.

THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ___________________________________
                              DATE
                              ___________________________________
                              SIGNATURE
                              ___________________________________
                              SIGNATURE

I  plan to attend the Annual Meeting of Shareholders:

      Yes [  ]       No [  ]

                                XCL LTD.
                        (a Delaware corporation)

               AMENDED SERIES B, CUMULATIVE CONVERTIBLE
                         PREFERRED STOCK PROXY
                        FOR THE ANNUAL MEETING
                           OF SHAREHOLDERS
                        TO BE HELD JUNE 30, 1998

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Marsden W. Miller, Jr. and Benjamin B. Blanchet, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Amended Series B, Cumulative Convertible Preferred Stock, $1.00 par value ("Amended Series B Preferred Stock") of XCL Ltd. (the "Company") held of record by the undersigned on May 18, 1998, at the Annual Meeting of Shareholders to be held in The Monterey Room of the Hyatt Regency Houston at George Bush Intercontinental Airport,, located at 15747 JFK Boulevard,
Houston,  Texas,  Tuesday, June 30, 1998  at  10:00  AM,  Central
Daylight Savings Time, and any adjournments thereof, on the matters set forth on the reverse side.

       THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
               A SPACE FOR YOUR VOTE AND SIGNATURE
               ARE SET FORTH ON THE REVERSE SIDE.
              PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Amended Series B Preferred Stock represented thereby will be voted for items 1, 2 and 3 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment to the Company's Certificate of Incorporation, FOR ratification of the Board's amendments to the Company's Bylaws and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.      The  election  of  three  (3)  directors  to  be
          designated as Class II directors to serve a three-year term until the 2001 Annual Meeting of Shareholders, towit: Marsden W. Miller, Jr., R. Thomas Fetters, Jr. and Francis J. Reinhardt, Jr. and until their successors have been elected and qualified.

          [     ]     FOR ALL NOMINEES

          [     ]     WITHHOLD FOR ALL NOMINEES

          TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.

          _______________________________________________________


Proposal 2.      The approval of amendments to the Certificate of
          Incorporation (A) to eliminate the requirement that (i) holders of Common Stock vote on amendments affecting the Company's currently outstanding Serial Preferred Stock and (ii) stockholders ratify Bylaw amendments adopted by the Board of Directors and (B) to require the approval of at least a majority of the outstanding shares of Amended Series A Preferred Stock for the creation of a class of Preferred Stock equal in preference to the Amended Series A Preferred Stock.

          [  ]    FOR          [  ]   AGAINST     [  ]    ABSTAIN

Proposal 3.     The ratification of the Board's amendments to the
          Company's Bylaws (i) changing the month in which the Annual Meeting of Shareholders is held and (ii) eliminating the requirement that stockholders ratify Bylaw amendments adopted by the Board of Directors.

           [  ]   FOR          [  ]   AGAINST     [  ]   ABSTAIN

Proposal 4.      In  their  discretion, to vote upon  such  other
          business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated May [*], 1998.

THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ___________________________________
                              DATE
                              ___________________________________
                              SIGNATURE
                              ___________________________________
                              SIGNATURE

I  plan to attend the Annual Meeting of Shareholders:

      Yes [  ]       No [  ]